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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 29, 1999


                                  CMGI, INC.
            (Exact name of registrant as specified in its charter)



              Delaware                   0-22846           04-2921333
     (State or other jurisdiction    (Commission File     (IRS Employer
     of incorporation)                   Number)          Identification No.)


                   100 BRICKSTONE SQUARE, ANDOVER, MA 01810
             (Address of principal executive offices and zip code)


              Registrant's telephone number, including area code:
                                 (978) 684-3600

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Item 5.  Other Events

     As reported by CMGI, Inc. in its current report on Form 8-K filed on July 14, 1999, CMGI has entered into a Purchase and Contribution Agreement dated as of June 29, 1999 (the "Agreement") by and among itself, Compaq Computer Corporation ("Compaq"), Digital Equipment Corporation, a wholly-owned subsidiary of Compaq ("Digital"), AltaVista Company, a wholly-owned subsidiary of Digital ("Altavista"), and Zoom Newco Inc., a wholly-owned subsidiary of CMGI ("Newco") which provides, among other things, Compaq and Digital will contribute to Newco certain assets and liabilities constituting the Altavista division of Digital (the "Altavista Business"). Set forth in exhibits to this report is certain historical financial information of the Altavista Business, and of Zip2 corporation and Shopping.com, which will become wholly-owned subsidiaries of Newco following the consummation of the transactions contemplated by the Agreement.

Item 7.  Financial Statement, pro forma Financial Information and Exhibits.
                              --- -----

(c)      Exhibits.

         23.1 Consent of PricewaterhouseCoopers LLP, independent accountants, filed herewith.

         23.2 Consent of Singer Lewak Greenbaum & Goldstein LLP, independent auditors, filed herewith.

         99.1 Audited financial statements of AltaVista as of and for the years ended December 31, 1996, 1997 and 1998 and unaudited financial statements of the AltaVista Business as of March 31, 1999 and for the three months ended March 31, 1999 and 1998.

         99.2 Audited financial statements of Zip2 Corporation as of and for the years ended December 31, 1996, 1997 and 1998 and unaudited financial statements of Zip2 Corporation as of March 31, 1999 for the three months ended March 31, 1999 and 1998.

         99.3 Audited financial statements of Shopping.com as of and for the years ended January 31, 1999, 1998 and 1997.

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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 12, 1999                 CMGI, Inc.


                                   By: /s/ Andrew J. Hajducky III
                                       -------------------------------------
                                       Andrew J. Hajducky III
                                       Executive Vice President, Chief Financial
                                       Officer and Treasurer

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                                 EXHIBIT INDEX

 Exhibit
    No.      DESCRIPTION
 --------    -----------


  23.1 Consent of PricewaterhouseCoopers LLP, independent accountants, filed herewith.

  23.2 Consent of Singer Lewak Greenbaum & Goldstein LLP, independent auditors, filed herewith.

  99.1 Audited financial statements of AltaVista as of and for the years ended December 31, 1996, 1997 and 1998 and unaudited financial statements of the AltaVista Business as of March 31, 1999 and for the three months ended March 31, 1999 and 1998. Filed herewith.

  99.2 Audited financial statements of Zip2 Corporation as of and for the years ended December 31, 1996, 1997 and 1998 and unaudited financial statements of Zip2 Corporation as of March 31, 1999 and for the three months ended March 31, 1999 and 1998. Filed herewith.

  99.3 Audited financial statements of Shopping.com as of and for the years ended January 31, 1999, 1998 and 1997. Filed herewith.

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